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                                                                    EXHIBIT 23.A


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (File Nos. 333-77603, 333-38004, 333-59870, 333-82412,
333-61536, 333-59604), and Form S-8 (File Nos. 333-26831, 333-26823, 33-46519,
33-49956, 33-51851, 33-57553, 33-51853, 333-75781, 333-78949, 333-78951,
333-78979, 333-94717, 333-94719, 33-52100, 333-64240, 333-64236, 333-31060,
333-82506) of El Paso Corporation of our report dated March 6, 2002 relating to the financial statements and financial statement schedule, which appear in this Form 10-K.

PricewaterhouseCoopers LLP

Houston, Texas
March 15, 2002